SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K


                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


                           JULY 17, 1995
        (Date of Report [Date of earliest event reported]:)

                FIRST OF AMERICA BANK-MICHIGAN, N.A.
         (Exact name of registrant as specified in charter)
                As Servicer and Co-Originator of the
             First of America Credit Card Master Trust

                           UNITED STATES
   (State or other jurisdiction of incorporation or organization)

                           NOT APPLICABLE
                       (Commission File No.)

                             38-0861745
                (I.R.S. Employer Identification No.)

                      108 EAST MICHIGAN AVENUE
                        KALAMAZOO, MICHIGAN
              (Address of principal executive offices)

                               49007
                             (Zip Code)

                           (616) 376-9000
        (Registrant's telephone number, including area code)

                           NOT APPLICABLE
        (Former name, former address and former fiscal year,
                   if changed since last report.)


  Item 5.   Other Events

            On June 14, 1995, First of America Credit Card Master Trust, Series 1995-1 was issued. Series 1995-1 consists of $470,000,000 Class A Floating Rate Asset Backed Certificates, Series 1995-1 and $30,000,000 Class B Floating Rate Asset Backed Certificates, Series 1995-1.


  Item 7.   Financial Statements, Pro forma Financial
            Information and Exhibits.


  Exhibit 7.1    Monthly Certificateholders' Statement dated
                 July 12, 1995 for Series 1995-1.




                             SIGNATURES

       Pursuant to the requirements of the Securities Exchange
  Act of 1934, the registrant has caused this report to be signed on behalf of the First of America Credit Card Master
  Trust by the undersigned thereunto duly authorized.

                      FIRST OF AMERICA BANK-MICHIGAN, N.A.
                      Servicer and Co-Originator of the
                      First of America Credit Card Master Trust


                 By:  FIRST OF AMERICA BANK CORPORATION
                      (Authorized Agent)



  Dated:  July 28, 1995         By: /S/ KEVIN T. THOMPSON
                                    Senior Vice President
                                    and Controller




                           EXHIBIT INDEX


  Exhibit 7.1    Monthly Certificateholders' Statement dated
                 July 12, 1995 for Series 1995-1.